TO THE STOCKHOLDERS

F

or the three months ended March 31, 2024, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 9.87% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 8.29%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 10.56% during this period. For the twelve months ended March 31, 2024, return on net asset value was 29.99% and return to our stockholders was 27.00% which compares to the return of the S&P 500 Stock Index of 29.88%. During both time periods, the discount at which our shares traded continued to fluctuate and on March 31, 2024 it was 18.53%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2024, the net assets applicable to the Company’s Common Stock were $1,346,421,659 equal to $57.09 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2024 was $119,893,493. During this period, the net realized gain on investments was $35,517,793 and the increase in net unrealized appreciation was $85,087,791. Net investment income for the three months was $2,114,736. Distributions to preferred shareholders amounted to $2,826,827. During the three months, the Company also repurchased 147,831 of its shares at a cost of $6,503,772, an average discount to net asset value of 17.8%.

The S&P 500 enjoyed strong first-quarter performance as semi-conductor firms, artificial intelligence-related companies, select industrials, and weight loss drug enterprises positively impacted results. Several stocks recorded dramatic returns of over 30%. Though market breadth improved, strong index performance continued to result from the outsized returns of a few companies or sectors.

Economic data, though mixed, appears to be on an upward trajectory. Unemployment remains low, wages are keeping pace with inflation, and consumer demand is growing modestly. Purchasing manager surveys for goods producers and services show progress indicating an improving economic environment. While consumer balance sheets seem stretched at the lower end of the income spectrum, the solid positive asset performance for middle and upper-income consumers is likely compensating, enabling more robust consumption overall. Moreover, after years of meager yields from fixed-income securities, current interest rates offer real income for savers and retirees.

Inflation appears more resilient than economists had initially anticipated. Economic forecasts at the start of the year anticipated 4-7 Federal Reserve rate cuts with decelerating inflation, but now consider two more realistic. Some Federal Reserve Board officials recently suggested none may be appropriate, and at least one is imagining scenarios for a rate hike. As U.S. economic policy migrates from monetary to fiscal dominance, the Federal Reserve’s role in the economy and markets is likely evolving as the U.S. Treasury plays the lead on policy. U.S. indebtedness as a percentage of Gross Domestic Product (GDP) is highly elevated, essentially where it was at the end of the Second World War. Unlike the post-second World War period, the U.S. economic potential is not likely as robust. Interest payments as a percent of the 2024 federal budget are forecast to exceed that spent on defense, a potentially untenable position in a world with increasing hostilities and calls on the U.S. to defend the post-Second World War geopolitical framework and Western Hegemony.

In sum, though equity markets face increasing uncertainty as geopolitical events impact market valuations and volatility, company revenues are growing as nominal GDP growth remains over 5%, and profit margins have not degraded at the pace feared just a year ago. Though we remain sanguine about equities’ long-term prospects, we remain watchful of stubborn inflation, rising interest rates, and increasing geopolitical tensions.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through March 31, 2024. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 24, 2024

STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited)
General American Investors

2

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (8.4%)	Media and Entertainment (6.6%)
	444,923	Alphabet Inc. - Class C (a)		$67,743,976
	1,333,704	Angi Inc. - Class A (a)		3,494,305
	22,000	Meta Platforms, Inc. - Class A		10,682,760
	56,478	The Walt Disney Company		6,910,648
			(Cost $30,289,788)	88,831,689
	Telecommunication Services (1.8%)
	906,602	AT&T Inc.		15,956,195
	274,199	GCI Liberty, Inc. Escrow (a)		—
	50,000	T-Mobile US, Inc.		8,161,000
			(Cost $21,017,578)	24,117,195
			(Cost $51,307,366)	112,948,884

Consumer Discretionary (10.1%)	Automobiles and Components (0.5%)
	150,000	General Motors Company	(Cost $5,801,140)	6,802,500

	Consumer Services (1.8%)
	173,157	Expedia Group, Inc. (a)	(Cost $19,509,499)	23,852,377

	Distribution and Retail (7.8%)
	286,000	Amazon.com, Inc. (a)		51,588,680
	525,092	The TJX Companies, Inc.		53,254,830
			(Cost $12,034,026)	104,843,510
			(Cost $37,344,665)	135,498,387

Consumer Staples (8.9%)	Distribution and Retail (2.6%)
	47,000	Costco Wholesale Corporation	(Cost $1,420,284)	34,433,610

	Food, Beverage and Tobacco (4.6%)
	325,000	Nestlé S.A. (Switzerland)		34,505,461
	160,000	PepsiCo, Inc.		28,001,600
			(Cost $18,526,343)	62,507,061
	Household and Personal Products (1.7%)
	443,135	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,716,856)	22,240,103
			(Cost $32,663,483)	119,180,774

Energy (5.3%)	504,230	Cameco Corporation (Canada)		21,843,244
	81,991	Chevron Corporation		12,933,260
	1,020,030	Energy Transfer LP		16,045,072
	93,100	Exxon Mobil Corporation		10,821,944
	1,173,370	Gulf Coast Ultra Deep Royalty Trust		13,875
	136,106	Valaris Limited (Bermuda) (a)		10,243,337
			(Cost $38,929,227)	71,900,732

Financials (19.8%)	Banks (2.5%)
	80,000	JPMorgan Chase & Co.		16,024,000
	125,000	M&T Bank Corporation		18,180,000
			(Cost $6,572,917)	34,204,000
	Financial Services (6.9%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		69,788,400
	243,415	Nelnet, Inc. - Class A		23,039,230
			(Cost $2,968,650)	92,827,630

3

STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials (19.8%) (continued)	Insurance (10.4%)
	675,249	Arch Capital Group Ltd. (a) (Bermuda)		$62,420,018
	153,624	Axis Capital Holdings Limited (Bermuda)		9,988,632
	129,196	Everest Group, Ltd. (Bermuda)		51,355,410
	220,327	MetLife, Inc.		16,328,434
			(Cost $23,032,935)	140,092,494
			(Cost $32,574,502)	267,124,124

Health Care (11.9%)	Equipment and Services (3.1%)
	20,000	The Cigna Group		7,263,800
	37,000	Humana Inc.		12,828,640
	200,434	iCAD, Inc. (a)		322,699
	107,403	Medtronic plc (Ireland)		9,360,171
	110,000	Tenet Healthcare Corporation (a)		11,562,100
			(Cost $34,348,181)	41,337,410

	Pharmaceuticals, Biotechnology and Life Sciences (8.8%)
	25,000	Amgen Inc.		7,108,000
	50,010	Danaher Corporation		12,488,497
	119,900	Gilead Sciences, Inc.		8,782,675
	260,439	Intra-Cellular Therapies, Inc. (a)		18,022,379
	204,326	Merck & Co., Inc.		26,960,816
	365,808	Pfizer Inc.		10,151,172
	294,350	Quantum-Si Incorporated - Class A (a)		579,870
	14,576	Regeneron Pharmaceuticals, Inc. (a)		14,029,254
	741,727	SIGA Technologies, Inc.		6,349,183
	300,000	Stevanato Group S.p.A. (Italy)		9,630,000
	347,993	Valneva SE (a) (France)		1,365,447
	354,361	Valneva SE ADR (a) (France)		2,831,344
			(Cost $68,779,129)	118,298,637
			(Cost $103,127,310)	159,636,047

Industrials (9.6%)	Capital Goods (3.2%)
	862,873	BAE Systems plc (United Kingdom)		14,697,066
	40,500	Eaton Corporation plc (Ireland)		12,663,540
	165,000	RTX Corporation		16,092,450
			(Cost $18,422,053)	43,453,056
	Commercial and Professional Services (6.4%)
	448,897	Republic Services, Inc.	(Cost $6,242,185)	85,936,842
			(Cost $24,664,238)	129,389,898

Information Technology (24.8%)	Semiconductors and Semiconductor Equipment (10.3%)
	433,364	AIXTRON SE (Germany)		11,454,600
	61,652	Applied Materials, Inc.		12,714,492
	69,600	ASML Holding N.V. (Netherlands)		67,544,712
	23,500	Broadcom Inc.		31,147,135
	694,895	indie Semiconductor, Inc. - Class A (a)		4,919,857
	65,009	Universal Display Corporation		10,950,766
			(Cost $31,361,304)	138,731,562
	Software and Services (9.5%)
	30,000	Adobe Inc. (a)		15,138,000
	205,000	Microsoft Corporation		86,247,600
	1,666,915	NextNav Inc. (a)		10,968,300
	36,381	Tyler Technologies, Inc. (a)		15,462,289
			(Cost $35,233,755)	127,816,189

4

STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Information Technology (24.8%) (continued)	Technology, Hardware and Equipment (5.0%)
	351,000	Apple Inc.		$60,189,480
	138,260	Cisco Systems, Inc.		6,900,557
			(Cost $9,474,741)	67,090,037
			(Cost $76,069,800)	333,637,788

Materials (4.7%)	538,858	Agnico Eagle Mines Limited (Canada)		32,142,880
	932,438	Alamos Gold Inc. - Class A (Canada)		13,753,461
	816,056	Algoma Steel Group Inc. (Canada)		6,928,315
	243,593	Cleveland-Cliffs Inc. (a)		5,539,305
	1,057,591	Ferroglobe PLC (United Kingdom) (a)		5,266,803
			(Cost $52,033,371)	63,630,764

Utilities (0.9%)	260,000	Dominion Energy, Inc.	(Cost $12,610,242)	12,789,400

Miscellaneous (1.3%)	3,279,464	Other (c)	(Cost $17,840,172)	17,656,760

		TOTAL COMMON STOCKS (105.7%)	(Cost $479,164,376)	1,423,393,558

		PURCHASED OPTIONS (a)
Puts	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional
Capital Goods	822	Fastenal Company/April 19, 2024/$70/$5,754,000	(Cost $50,131)	16,440

Commercial and Professional Services	982	Republic Services, Inc./April 19, 2024/ $180/$17,676,000	(Cost $164,700)	9,820

Automobiles and Components	2,000	General Motors Company/April 19, 2024/ $39/$7,800,000	(Cost $126,054)	8,000

Consumer Staples Distribution and Retail	150	Costco Wholesale Corporation/May 17, 2024/ $740/$11,100,000	(Cost $215,554)	297,000

Semiconductors and Semiconductor Equipment	20	Broadcom Inc./April 19, 2024/$1,330/$2,660,000	(Cost $126,572)	79,600

Technology, Hardware and Equipment	500	Apple Inc./April 19, 2024/$170/$8,500,000	(Cost $125,828)	113,000

		TOTAL PURCHASED OPTIONS (0.0%)	(Cost $808,839)	523,860

5

STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

Principal	SHORT-TERM SECURITIES		Value (Note 1a)
	U.S. Treasury Bills
$25,000,000	Due April 25, 2024, 5.31% (d)		$24,911,500
25,000,000	Due August 22, 2024, 5.10% (d)		24,488,578
		(Cost $49,405,042)	49,400,078
Shares
66,781,445	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 5.17% (e)	(Cost $66,781,445)	66,781,445

	TOTAL SHORT-TERM SECURITIES (8.7%)	(Cost $116,186,487)	116,181,523

TOTAL INVESTMENTS (f) (114.4%)		(Cost $596,159,702)	1,540,098,941
Liabilities in excess of other assets (-0.3%)			(3,638,457)
			1,536,460,484
PREFERRED STOCK (-14.1%)			(190,038,825)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,346,421,659

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)Yield to maturity at purchase.

(e)7-day yield.

(f)At March 31, 2024, the cost of investments and derivatives for Federal income tax purposes was $593,062,104; aggregate gross unrealized appreciation was $953,433,199; aggregate gross unrealized depreciation was $6,429,370; and net unrealized appreciation was $947,003,829.

STATEMENT OF OPTIONS WRITTEN March 31, 2024 (Unaudited)

Calls	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Banks (0.0%)	250	M&T Bank Corporation/April 19, 2024/ $140/$3,500,000	$174,492	$207,500

* The maximum cash outlay if all options are exercised is $3,500,000.

6

MAJOR STOCK CHANGES (a): Three Months Ended March 31, 2024 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Amgen Inc.	25,000	25,000
Dominion Energy, Inc.	260,000	260,000
Exxon Mobil Corporation	93,100	93,100
General Motors Company	150,000	150,000
Humana Inc.	37,000	37,000
iCAD, Inc.	—	200,434	(b)
Stevanato Group S.p.A.	300,000	300,000
Valaris Limited	136,106	136,106

Additions
Adobe Inc.	5,000	30,000
AIXTRON SE	50,000	433,364
Apple Inc.	30,000	351,000
AT&T Inc.	75,000	906,602
Broadcom Inc.	2,000	23,500
Ferroglobe PLC	129,000	1,057,591
M&T Bank Corporation	25,000	125,000
Medtronic plc	2,403	107,403
Valneva SE	124,792	347,993
Valneva SE ADR	9,361	354,361

Decreases
Eliminations
Bath & Body Works, Inc.	139,592	—
Hess Corporation	83,512	—
Huntsman Corporation	198,248	—
United States Steel Corporation	85,435	—

Reductions
Angi Inc. - Class A	100,000	1,333,704
Arch Capital Group Ltd.	75,000	675,249
ASML Holding N.V.	5,000	69,600
Axis Capital Holdings Limited	50,000	153,624
Cameco Corporation	80,000	504,230
The Cigna Group	22,500	20,000
Cisco Systems, Inc.	50,000	138,260
Costco Wholesale Corporation	6,000	47,000
indie Semiconductor, Inc. - Class A	20,169	694,895
Regeneron Pharmaceuticals, Inc.	2,000	14,576
Republic Services, Inc.	50,000	448,897
SIGA Technologies, Inc.	51,315	741,727
T-Mobile US, Inc.	7,848	50,000
The Walt Disney Company	30,000	56,478

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

7

PORTFOLIO DIVERSIFICATION March 31, 2024 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2024 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$31,488	$138,811	10.3%
Software & Services	35,234	127,816	9.5
Technology, Hardware & Equipment	9,601	67,203	5.0
	76,323	333,830	24.8
Financials
Banks	6,573	34,204	2.5
Financial Services	2,969	92,828	6.9
Insurance	23,033	140,092	10.4
	32,575	267,124	19.8
Health Care
Equipment & Services	34,348	41,337	3.1
Pharmaceuticals, Biotechnology & Life Sciences	68,779	118,299	8.8
	103,127	159,636	11.9
Consumer Discretionary
Automobiles & Components	5,927	6,810	0.5
Consumer Services	19,510	23,852	1.8
Distribution & Retail	12,034	104,844	7.8
	37,471	135,506	10.1
Industrials
Capital Goods	18,472	43,469	3.2
Commercial & Professional Services	6,407	85,947	6.4
	24,879	129,416	9.6
Consumer Staples
Distribution & Retail	1,636	34,731	2.6
Food, Beverage & Tobacco	18,526	62,507	4.6
Household & Personal Products	12,717	22,240	1.7
	32,879	119,478	8.9
Communication Services
Media & Entertainment	30,290	88,832	6.6
Telecommunication Services	21,018	24,117	1.8
	51,308	112,949	8.4

Energy	38,929	71,901	5.3
Materials	52,033	63,631	4.7
Utilities	12,610	12,789	0.9
Miscellaneous**	17,840	17,657	1.3
	479,974	1,423,917	105.7
Short-Term Securities	116,186	116,182	8.7
Total Investments	$596,160	1,540,099	114.4
Liabilities in Excess of Other Assets		(3,638)	(0.3)
Preferred Stock		(190,039)	(14.1)
Net Assets Applicable to Common Stock		$1,346,422	100.0%

*Net Assets applicable to the Company’s Common Stock.

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

8

STATEMENT OF ASSETS AND LIABILITIES March 31, 2024 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $479,164,376)		$1,423,393,558
Purchased options (cost $808,839; note 4)		523,860
U.S. Treasury bills (cost $49,405,042)		49,400,078
Money market fund (cost $66,781,445)		66,781,445

Total investments (cost $596,159,702)		1,540,098,941

OTHER ASSETS
Receivable for securities sold	$8,031,785
Dividends, interest and other receivables	2,322,421
Present value of future office lease payments (note 8)	2,839,511
Qualified pension plan asset, net excess funded (note 7)	9,742,205
Prepaid expenses, fixed assets, and other assets	600,722	23,536,644

TOTAL ASSETS		1,563,635,585

Liabilities
Payable for securities purchased	8,826,048
Accrued compensation payable to officers and employees	1,243,169
Outstanding options written, at value (premiums received $174,492; note 4)	207,500
Accrued Preferred Stock dividend not yet declared	185,366
Present value of future office lease payments (note 8)	2,839,511
Accrued supplemental pension plan liability (note 7)	5,062,060
Accrued supplemental thrift plan liability (note 7)	8,508,700
Accrued expenses and other liabilities	302,747

TOTAL LIABILITIES		27,175,101

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,601,553 shares at a liquidation value of $25 per share (note 5)		190,038,825

NET ASSETS APPLICABLE TO COMMON STOCK - 23,584,493 shares (note 5)		$1,346,421,659

NET ASSET VALUE PER COMMON SHARE		$57.09

Net Assets Applicable to Common Stock
Common Stock, 23,584,493 shares at $1 par value per share (note 5)	$23,584,493
Additional paid-in capital (note 5)	341,562,590
Unallocated distributions on Preferred Stock	(3,012,194)
Total distributable earnings (note 5)	982,759,439
Accumulated other comprehensive income (note 7)	1,527,331

NET ASSETS APPLICABLE TO COMMON STOCK		$1,346,421,659

9

STATEMENT OF OPERATIONS Three Months Ended March 31, 2024 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $59,355)		$4,281,069
Interest		1,710,284
		5,991,353

Expenses
Investment research	$2,433,520
Administration and operations	865,692
Office space and general	258,540
Transfer agent, custodian, and registrar fees and expenses	89,731
Auditing and legal fees	86,418
Directors’ fees and expenses	64,645
State and local taxes	47,738
Stockholders’ meeting and reports	30,333	3,876,617

NET INVESTMENT INCOME		2,114,736

Net Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain (loss) on investments:
Common stocks	35,875,498
Purchased options	(254,585)
Written options	(103,453)
Foreign currency transactions	333
	35,517,793
Net increase (decrease) in unrealized appreciation:
Common stocks	85,443,414
Purchased options	(255,966)
Written options	(35,271)
Short-term securities and other	(64,386)
	85,087,791
GAINS AND APPRECIATION ON INVESTMENTS		120,605,584
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		122,720,320
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,826,827)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$119,893,493

STATEMENTS OF CHANGES IN NET ASSETS

Operations	Three Months Ended March 31, 2024 (Unaudited)	Year Ended December 31, 2023
Net investment income	$2,114,736	$10,577,329
Net realized gain on investments	35,517,793	63,572,043
Net increase in unrealized appreciation	85,087,791	199,254,426
	122,720,320	273,403,798
Distributions to Preferred Stockholders	(2,826,827)	(11,310,806)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	119,893,493	262,092,992

Other Comprehensive Income - Funded Status of Defined Benefit Plans (Note 7)	—	1,132,335

Distributions to Common Stockholders	—	(61,945,377)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	22,472,914
Cost of Common Shares purchased	(6,503,772)	(31,882,976)
Benefit to common shareholders resulting from preferred shares purchased	—	2,405
DECREASE IN NET ASSETS - CAPITAL SHARE TRANSACTIONS	(6,503,772)	(9,407,657)
NET INCREASE IN NET ASSETS	113,389,721	191,872,293

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,233,031,938	1,041,159,645

END OF PERIOD	$1,346,421,659	$1,233,031,938

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the three months ended March 31, 2024 and for each year in the five-year period ended December 31, 2023. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months Ended March 31, 2024 (unaudited)		Year Ended December 31,
			2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$51.96		$43.42	$52.59	$44.00	$43.70	$34.51
Net investment income	0.09		0.44	0.22	0.02	0.13	0.33
Net gain (loss) on common stocks, options and other-realized and unrealized	5.16		11.18	(7.38)	12.14	3.10	11.78
Other comprehensive income (loss)	—		0.05	(0.04)	0.20	0.03	(0.01)
	5.25		11.67	(7.20)	12.36	3.26	12.10
Distributions on Preferred Stock:
Dividends from net investment income	—		(0.12)	(0.07)	(0.06)	(0.03)	(0.07)
Distributions from net capital gains	—		(0.36)	(0.40)	(0.41)	(0.43)	(0.39)
Unallocated	(0.12)		—	—	—	—	—
	(0.12)		(0.48)	(0.47)	(0.47)	(0.46)	(0.46)
Total from investment operations	5.13		11.19	(7.67)	11.89	2.80	11.64
Distributions on Common Stock:
Dividends from net investment income	—		(0.64)	(0.14)	(0.46)	(0.15)	(0.39)
Distributions from net capital gains	—		(2.01)	(1.36)	(2.84)	(2.35)	(2.06)
	—		(2.65)	(1.50)	(3.30)	(2.50)	(2.45)
Net asset value, end of period	$57.09		$51.96	$43.42	$52.59	$44.00	$43.70
Per share market value, end of period	$46.51		$42.95	$36.15	$44.20	$37.19	$37.74

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	8.29	%*	26.23%	(14.92)%	28.16%	5.23%	41.54%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,346,422		$1,233,032	$1,041,160	$1,282,789	$1,087,971	$1,081,698
Ratio of expenses to average net assets applicable to Common Stock	1.21	%**	1.35%	1.13%	1.24%	1.22%	1.28%
Ratio of net income to average net assets applicable to Common Stock	0.66	%**	0.92%	0.50%	0.05%	0.32%	0.81%
Portfolio turnover rate	7.38	%*	15.09%	16.53%	24.74%	19.33%	17.76%

PREFERRED STOCK
Liquidation value, end of period (000’somitted)	$190,039		$190,039	$190,117	$190,117	$190,117	$190,117
Asset coverage	808%		749%	648%	775%	672%	669%
Asset coverage per share	$202.12		$187.21	$161.91	$193.68	$168.07	$167.24
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.29		$24.98	$25.50	$26.86	$27.50	$27.60

*Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt, domestic and foreign, and U.S. government securities are generally traded in the over-the-counter market rather than on a national securities exchange. The Company utilizes the latest bid prices furnished by independent pricing services with respect to transactions in such securities to determine current market value if maturity date exceeds 60 days. Investments in such securities maturing within 60 days or less are valued at amortized cost. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) exchange traded put and call options on equity securities. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For exchange traded options purchased, the Company bears the risk of loss in the amount of the premiums paid plus appreciation in market value should a counterparty fail to perform under the contract. Options written by the Company do not give rise to counterparty risk as options written obligate the Company to perform. The Company has not entered into a master netting agreement with respect to options on equity securities. See Note 4 for option information.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income is recognized daily on the accrual basis, adjusted for the accretion of discounts and amortization of premiums.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 -

quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. No transfers among levels occurred during the three months ended March 31, 2024. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2024:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,423,393,558	—	—	$1,423,393,558
Purchased options	523,860	—	—	523,860
U.S. Treasury bills	—	$49,400,078	—	49,400,078
Money market fund	66,781,445	—	—	66,781,445
Total	$1,490,698,863	$49,400,078	—	$1,540,098,941

Liabilities
Options written	$207,500	—	—	$207,500

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2024 amounted to $111,608,299 and $99,214,561, on long transactions, respectively.

4. Options – In order to enhance financial statement disclosure for derivative instruments, the following table is intended to enable investors to understand: a) how and why the Company uses purchased and written options on equity securities, b) how purchased and written options on equity securities are accounted for, and c) how purchased and written options on equity securities affect the Company’s financial position and results of operations. As of March 31, 2024, the Company has not offset any of the positions and the positions are presented gross on the Statement of Assets and Liabilities.

The following table presents options contracts by location and as presented on the Statement of Assets and Liabilities as of March 31, 2024:

	Asset Options		Liability Options
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Purchased options	$523,860	Outstanding options written, at value	$207,500

The following table presents the effect of options activity on the Statement of Operations for the three months ended March 31, 2024:

Underlying Risk	Statement of Operations	Realized Gain (Loss) on Options	Change in Unrealized Appreciation (Depreciation) on Options
Equity	Purchased options	$(254,585)	$(255,966)
Equity	Written options	(103,453)	(35,271)
		$(358,038)	$(291,237)

Average monthly options activity during the three months ended March 31, 2024 was:

	Purchased Options Contracts	Written Options Contracts
Numbers of Contracts	3,051	683

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,584,493 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,601,553 were outstanding on March 31, 2024.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. Cumulatively, the Board of Directors has authorized the repurchase of up to 2 million Preferred Shares in the open market at prices below $25.00 per share. To date, 398,447 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage level of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain amount of discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class. Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

amount equal to two full years of dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2024 and the year ended December 31, 2023 were as follows:

	Shares		Amount
	2024	2023	2024	2023
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	529,522	—	$529,522
Increase in paid-in capital	—	—	—	21,943,392
Total increase	—	529,522	—	22,472,914
Par value of Shares purchased (at an average discount from net asset value of 17.8% and 17.4%, respectively)	(147,831)	(776,220)	$(147,831)	(776,220)
Decrease in paid-in capital	—	—	(6,355,941)	(31,106,756)
Total decrease	(147,831)	(776,220)	(6,503,772)	(31,882,976)
Net decrease	(147,831)	(246,698)	$(6,503,772)	$(9,410,062)

At March 31, 2024, the Company held in its treasury 8,396,379 shares of Common Stock with an aggregate cost of $304,693,104.

The tax basis distributions during the year ended December 31, 2023 are as follows: ordinary distributions of $17,749,422 and net capital gains distributions of $55,506,761. As of December 31, 2023, distributable earnings on a tax basis totaled $866,848,562 consisting of $4,926,831 from undistributed net capital gains and $861,921,731 from net unrealized appreciation on investments. A reclassification arising from a permanent “book/tax” difference reflects non-tax deductible expenses during the year ended December 31, 2023. As a result, additional paid-in capital was decreased by $2,132,000 and total distributable earnings were increased by $2,132,000. Net assets were not affected by this reclassification. As of December 31, 2023, the Company had wash sale loss deferrals of $1,991 and straddle loss deferrals of $2,383,643.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2024 to its officers (identified on back cover) amounted to $2,050,197.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2024 were:

Service cost	$90,033
Interest cost	292,086
Expected return on plan assets	(511,920)
Net periodic benefit cost	$(129,801)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2024 was $657,957. The qualified thrift plan acquired 4,600 shares in the open market, and distributed to former employees 100,709 shares of the Company’s Common Stock during the three months ended March 31, 2024. It held 565,940 shares of the Company’s Common Stock at March 31, 2024.

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $148,600 for the three months ended March 31, 2024. The Company has the option to extend the lease for an additional five years at market rates. As of March 31, 2024, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2024	$498,000
2025	663,000
2026	663,000
2027	663,000
Thereafter	553,000
Total Remaining Lease Payments	3,040,000
Effect of Present Value Discounting	(200,489)
Present Value of Future Office Lease Payments	$2,839,511

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 13-14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2023 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 9, 2024, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2023 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

FIRST QUARTER REPORT

March 31, 2024

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr.	Rose P. Lynch
Rodney B. Berens	Jeffrey W. Priest
Clara E. Del Villar	Savannah Sachs
John D. Gordan, III	Henry R. Schirmer
Betsy F. Gotbaum

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration;
Principal Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Connie A. Santa Maria, Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 1-800-413-5499 www.equiniti.com

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 8, 2024 were as follows:

	For	Withheld
Election of Directors:
Rodney B. Berens	23,378,369	2,203,745
Spencer Davidson	23,352,404	2,229,710
Clara E. Del Villar	23,374,378	2,207,736
John D. Gordan, III	22,569,794	3,012,320
Betsy F. Gotbaum	23,384,536	2,197,578
Rose P. Lynch	23,486,825	2,095,289
Jeffrey W. Priest	23,420,692	2,161,422
Savannah Sachs	23,490,410	2,091,704

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	5,927,795	69,899
Henry R. Schirmer	4,591,442	1,406,252

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2024:
For - 23,345,515; Against - 2,173,314; Abstain - 63,285